                 THIS SUPPLEMENT SUPERCEDES ALL PRIOR SUPPLEMENTS


                                  THE MUNDER FUNDS
                          SUPPLEMENT DATED MARCH 24, 1999
                        TO PROSPECTUS DATED OCTOBER 27, 1998
                            CLASS A, B AND C SHARES OF:

                             THE MUNDER INDEX 500 FUND

Effective April 1, 1999, the "FUND HIGHLIGHTS--What Are the Key Facts Regarding the Fund? --WHAT ARE THE OPTIONS FOR INVESTMENT IN THE FUNDS?" section in the Prospectus is hereby deleted in its entirety and replaced with the following:

Q:  WHAT ARE THE OPTIONS FOR INVESTMENT IN THE FUND?

A: The Fund has registered five classes of shares: Class A, B, C, K and Y. Class K and Y Shares, which are only offered to institutional and other qualified investors, are offered in other prospectuses. Class C Shares are not currently offered for sale.

                                 MAXIMUM FRONT              MAXIMUM
CLASS       RULE 12b-1 FEES*     END SALES LOAD**           CDSC***
-----       ----------------     ----------------------     -------
Class A     0.15%                2.5%                       None+
Class B     0.50%                None                       3%
Class C     1%                   None                       1%, if redeemed within
                                                            1 year of purchase

--------------------
* An annual fee for distributing shares and servicing shareholder accounts paid based on the Fund's average daily net assets.
** A one-time fee charged at the time of purchase of shares. The fee declines based on the amount you invest.
*** A contingent deferred sales charge ("CDSC") is a one-time fee charged at the time of redemption. The fee declines based on the length of time you hold the shares.
+ A CDSC of 1% is imposed on certain redemptions of Class A Shares if redeemed within 1 year of purchase.

   (i) If you invest over $250,000, you must buy Class A or Class C Shares.
(ii) Class B Shares convert automatically to Class A Shares after six years. Due to the level of Rule 12b-1 fees and the CDSC on Class B Shares versus Class A or Class C Shares, both (i) and (ii) above are to your economic benefit.

Effective April 1, 1999, the "FUND OPERATING EXPENSES" section in the Prospectus is hereby deleted and replaced with the following:

                              FUND OPERATING EXPENSES

     The purpose of this table is to assist you in understanding the expenses charged directly to the Fund, which investors in the Fund will bear indirectly for the current fiscal year. Such expenses include payments to Trustees, auditors, legal counsel and service providers (such as the Advisor), registration fees and distribution fees. The expenses shown below are based on expenses for the Fund's past fiscal year. Because of the 12b-1 fee, you may over the long term pay more than the amount of the maximum permitted front-end sales charge.


ANNUAL FUND OPERATING EXPENSES               CLASS A   CLASS B   CLASS C
(AS A % OF AVERAGE NET ASSETS)               SHARES    SHARES    SHARES
------------------------------               -------   -------   -------
Advisory Fees (after waivers). . . . . .      .07%+     .07%+      .07%+
12b-1 Fees (after waivers) . . . . . . .      .15%+     .50%+     1.00%
Other Expenses . . . . . . . . . . . . .      .22%      .22%       .22%
                                             -------   -------   -------
Total Fund Operating Expenses. . . . . .      .44%+     .79%+     1.29%+
                                             -------   -------   -------
                                             -------   -------   -------


+ The Advisor expects to voluntarily waive a portion of its advisory fee during the current fiscal year and the Distributor expects to voluntarily waive a portion of its Rule 12b-1 fees with respect to Class A Shares and Class B Shares. Class A Shares of the Fund pay a Rule 12b-1 fee up to .25% of the value of average daily net assets and Class B Shares of the Fund pay a Rule 12b-1 fee of up to 1.00% of the value of average daily net assets. The Advisor and/or the Distributor may discontinue such waivers at any time in their sole discretion. Without waivers the ratio of advisory fees to average daily net assets would be
 .13% and the ratio of 12b-1 fees to average daily net assets would be .25% for Class A Shares and 1.00% for

Class B Shares. Without waivers total operating expenses would be 0.60% for Class A Shares, 1.35% for Class B Shares and 1.35% for Class C Shares.

Effective April 1, 1999, the "EXAMPLE" section in the Prospectus is hereby deleted in its entirety and replaced with the following:

                                      EXAMPLE

     This example shows the amount of expenses you would pay (directly or indirectly) on a $1,000 investment in the Fund assuming (1) a 5% annual return,
(2) redemption at the end of the time periods (including the deduction of the deferred sales charge, if any) and (3) no redemption at the end of the time periods. THIS EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR OPERATING EXPENSES; ACTUAL PERFORMANCE OR OPERATING EXPENSES MAY BE LARGER OR SMALLER THAN THOSE SHOWN.


                                        CLASS A    CLASS B    CLASS C
                                        SHARES     SHARES     SHARES
                                        -------    -------    -------
1 YEAR
-    Redemption. . . . . . . . . . .      $29        $39        $24
-    No Redemption . . . . . . . . .      $29        $8         $14
3 YEARS
-    Redemption. . . . . . . . . . .      $39        $48        $41
-    No Redemption . . . . . . . . .      $39        $25        $41
5 YEARS
-    Redemption. . . . . . . . . . .      $49        $56        $71
-    No Redemption . . . . . . . . .      $49        $44        $71
10 YEARS*
-    Redemption. . . . . . . . . . .      $79        $79        $156
-    No Redemption . . . . . . . . .      $79        $79        $156

--------------------
* Reflects conversion of Class B Shares to Class A Shares (which pay lower ongoing expenses) six years after purchase. Class B Shares of the Munder Funds purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "REDEMPTIONS OF SHARES--What Price Do I Receive for Redeemed Shares?"

                                  CHANGE OF ADDRESS

Please send your Account Application, exchange order or redemption request by mail to: THE MUNDER FUNDS, C/O FIRST DATA INVESTOR SERVICES GROUP, P.O. BOX 60428, KING OF PRUSSIA, PENNSYLVANIA 19406-0428.

                                     CDSC WAIVERS

The "REDEMPTIONS OF SHARES--What Price Do I Receive for Redeemed Shares?--CDSC Waivers" section in the Prospectus is deleted in its entirety and replaced with the following:

     CDSC WAIVERS. We will waive the CDSC payable upon redemptions of shares which you purchased after June 27, 1995 for:

 - redemptions made within one year after the death of a shareholder or registered joint owner
 - minimum required distributions made from an IRA or other individual retirement plan account after you reach age 70 1/2
 -    involuntary redemptions made by the Fund
 - redemptions limited to 10% per year of the account's NAV. For example, if you maintain an annual balance of $10,000 you can redeem up to $1,000 annually free of charge.

     We will waive the CDSC payable upon redemptions of shares which you purchased after December 1, 1998 for:

 - redemptions made from an IRA or other individual retirement plan account established through Comerica Securities, Inc. after you reach age 59 1/2 and after the eighteen month anniversary of the purchase of Fund shares.

     Consult the SAI for Class B Share CDSC waivers which apply when you redeem shares acquired in an exchange of shares of another Fund of the Company or the Trust that were purchased on or before June 27, 1995.

     We will waive the CDSC for Class B Shares for all redemptions by Merrill Lynch Plans if: (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch; or (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch; or (iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.